SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

ACHIEVE LIFE SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	033-80623	95-4343413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1040 West Georgia Street, Suite 1030, Vancouver, B.C. V6E 4H1		V6E 4H1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 210-2217

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	ACHV	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2019, Achieve Life Sciences, Inc. (the “Company”) entered into a Warrant Exercise Agreement (the “Agreement”) with Armistice Capital Master Fund, Ltd. (the “Holder”). Pursuant to the Agreement, the Holder agreed to exercise (i) outstanding warrants to purchase 270,313 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), with an exercise price of $3.1445 per share and (ii) outstanding warrants to purchase 837,500 shares of Common Stock with an exercise price of $4.00 per share, for aggregate exercise proceeds to the Company of approximately $4.2 million (collectively, the “Warrant Exercise”).

As an inducement for the Warrant Exercise, the Company agreed to issue to the Holder a new warrant, exercisable for six years, to purchase up to 1,200,000 shares of Common Stock (the “New Warrant Shares”) at an exercise price of $4.50 per share (the “New Warrant”). The Company also agreed to file a registration statement covering the resale of the New Warrant Shares. The New Warrant and New Warrant Shares were offered to the Holder in reliance upon the exemption provided by Rule 506 of Regulation D and Section 4(a)(2) of the Securities Act of 1933, as amended.

The New Warrant and Agreement are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the terms of the New Warrant and Agreement are qualified in their entirety by reference to such exhibits.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Common Stock Purchase Warrant, dated as of May 30, 2019.

10.1	Warrant Exercise Agreement, dated as of May 30, 2019, by and between Achieve Life Sciences, Inc. and Armistice Capital Master Fund, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACHIEVE LIFE SCIENCES, INC.

Date: June 3, 2019	/s/ John Bencich
John Bencich
Chief Financial and Operating Officer